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                                                                    EXHIBIT 99.g

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR


      I hereby consent to my being named in the Registration Statement on Form S-4 of Conexant Systems, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

                                                      /s/ ARMANDO GEDAY
                                                      --------------------------
                                                      Armando Geday

December 15, 2003